SUPPLEMENT TO:

Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
dated February 1, 2016

Calvert Equity Funds Prospectus (Class I)
dated February 1, 2016

Calvert Global Energy Solutions Fund Summary Prospectus (Class A, C and Y)
dated February 1, 2016

Calvert Global Energy Solutions Fund Summary Prospectus (Class I)
dated February 1, 2016

Calvert Global Water Fund Summary Prospectus (Class A, C and Y)
dated February 1, 2016

Calvert Global Water Fund Summary Prospectus (Class I)
dated February 1, 2016

Date of Supplement: November 3, 2016

The information in this Supplement updates information in each Prospectus and Summary Prospectus, supersedes any contrary information included therein or in any prior supplement, and should be read in conjunction with each Prospectus and Summary Prospectus.

The information in this Supplement is subject to the closing of the Transaction (the “Closing”) that is described in the Supplement dated October 24, 2016 to each Prospectus and Summary Prospectus. Upon the Closing, each Fund listed below will be managed by the portfolio management team noted below.

Calvert Global Energy Solutions Fund
Calvert Global Water Fund

Anticipated Portfolio Management Team:

•    Thomas C. Seto is Head of Investment Management at the Seattle Investment Center of Parametric Portfolio Associates LLC (“Parametric”), an affiliate of Calvert Research and Management. Mr. Seto has been an employee of Parametric since 1998 and manages other funds and portfolios.

•    Christopher Madden is a member of the Fund’s current portfolio management team. He has served at Calvert as an equity analyst since 2010, and as a portfolio manager since 2015. Mr. Madden manages other Calvert funds.

•    Jade Huang is a member of the Fund’s current portfolio management team. She has served at Calvert as an equity analyst since 2006, and as a portfolio manager since 2015. Ms. Huang manages other Calvert funds.

Investors Should Retain This Supplement for Future Reference